Exhibit 10.17

AMENDMENT NO. 1 TO THE
CREDIT AGREEMENT

Dated as of September 24, 2012

AMENDMENT NO. 1 TO THE CREDIT AGREEMENT among GTAT CORPORATION, a Delaware corporation (the “U.S. Borrower”), GT ADVANCED TECHNOLOGIES LIMITED, a company incorporated under the laws of Hong Kong (the “Hong Kong Borrower”), GT ADVANCED TECHNOLOGIES INC. (“Holdings”), the banks, financial institutions and other institutional lenders parties to the Credit Agreement referred to below (collectively, the “Lenders”) and BANK OF AMERICA, N.A., as agent (the “Agent”) for the Lenders.

PRELIMINARY STATEMENTS:

(1)           The Borrowers, the Lenders, the Agent and certain other parties have entered into a Credit Agreement dated as of January 31, 2012 (as amended, supplemented or otherwise modified through the date hereof, the “Credit Agreement”). Capitalized terms not otherwise defined in this Amendment have the same meanings as specified in the Credit Agreement.

(2)           The Borrowers, Holdings, the Agent and the Required Lenders have agreed to amend the Credit Agreement as hereinafter set forth.

SECTION 1.           Amendments to Credit Agreement. The Credit Agreement is, effective as of the date hereof and subject to the satisfaction of the conditions precedent set forth in Section 2, hereby amended as follows:

(a)           The definition of “Consolidated EBITDA” contained in Section 1.01 is amended by inserting the following phrase immediately after the phrase “in connection with the Transaction” in clause (a)(vi) thereof: “, the Convertible Notes, the Convertible Note Hedge Transactions”

(b)           The definition of “Consolidated Funded Indebtedness” contained in Section 1.01 is amended as follows:

(i)            (A) by inserting the number “(1)” immediately prior to the phrase “the sum of” in the second line thereof and (B) by inserting the following phrase immediately following the phrase “the sum of” in the second line thereof: “(in each case, to the extent constituting Indebtedness)”;

(ii)           by inserting at the end of such definition, immediately before the period, the phrase “minus, (2) solely for purposes of the definition of Permitted Acquisition, Section 7.03(h) and Section 7.11(b), the lesser of (x) aggregate amount of cash and Cash Equivalents held by all U.S. Loan Parties on such date in deposit accounts located in the United States and (y) $100,000,000”;

(iii)          by amending and restating clause (c) thereof in its entirety to read as follows:

“(c) the face amount (whether drawn or undrawn, but not including drawn amounts that have been reimbursed) of all letters of credit (other than Performance Letters of Credit) and direct obligations arising under bankers’ acceptances, bank guaranties, surety bonds and similar instruments”.

(c)           The definition of “Disposition” contained in Section 1.01 is amended by deleting the “.” at the end of the definition and adding the following language in place thereof, “; provided further, that any issuance or sale of Equity Interests by a Subsidiary shall be considered a “Disposition” unless it constitutes an Investment by the Person who owns such Subsidiary permitted pursuant to clause (c) or (j) of Section 7.03.”

(d)           The definition of “Excess Cash Flow” contained in Section 1.01 is amended by inserting the following phrase immediately after the phrase “in connection with the Transaction” in clause (b)(v) thereof: “, the Convertible Notes, the Convertible Note Hedge Transactions”

(e)           The definition of “Indebtedness” contained in Section 1.01 is amended by adding the following new sentence at the end of the final paragraph of such definition: “Notwithstanding anything to the contrary herein, “Indebtedness” shall not include any obligations to a counterparty in respect of any Convertible Notes Hedge Transaction.”

(f)            The definition of “Restricted Payment” contained in Section 1.01 is amended by inserting the following phrase at the end of such definition: “; provided that, for the avoidance of doubt, “Restricted Payments” shall not include (i) any conversion of the Convertible Notes into common stock or, so long as the Liquidity Condition is satisfied, cash or a combination of common stock and cash, or any conversion of any other permitted Indebtedness constituting Equity Interests into common stock, (ii) any regularly scheduled payment of interest (and customary additional interest) and principal with respect to permitted Indebtedness or (iii) any payment under the Convertible Note Indenture made in connection with the put option upon the occurrence of any “fundamental change” or “make-whole fundamental change” as defined in the Convertible Note Indenture or any similar payment under other permitted Indebtedness.”

(g)           The definition of “Swap Contract” contained in Section 1.01 is amended by added the following phrase at the end of such definition: “but in the case of each of clause (a) and clause (b), excluding any Convertible Note Hedge Transaction.”

(h)           Section 1.01 is further amended by inserting the following definitions in the appropriate alphabetical position therein:

“Amendment No. 1 Effective Date” means the date of satisfaction of the conditions precedent to effectiveness set forth in Section 2 of Amendment No. 1 to this Agreement.

“Call Option Transactions” means the transactions contemplated by each of the call option (or capped call option) transaction confirmation letter agreements to be dated on or following the Amendment No. 1 Effective Date (the date on which such letter agreements are executed, the “Original Call Option Date”) that reference the Convertible Notes and Convertible Note Indenture and are entered into between the Holdings and one or more financial institutions, and the transactions contemplated by any additional call option (or capped call option) transaction confirmation letter agreements that reference the Convertible Notes and Convertible Note Indenture and are entered into between Holdings and one or more financial institutions on or before the 30th day immediately following the Original Call Option Date, in each case, substantially in the form provided to the Administrative Agent on or prior to the Amendment No. 1 Effective Date, as such agreements are amended, supplemented or otherwise modified from time to time, provided that no such amendment, supplement or modification (x) that is materially adverse to the Lenders hereunder or (y) that materially increases the cash obligations of Holdings under such agreements shall be permitted.

“Convertible Note Hedge Transactions” means, collectively, the Call Option Transactions and the Warrant Transactions.

“Convertible Note Indenture” means the indenture expected to be dated as of September 28, 2012 among Holdings, as issuer, the guarantors party thereto (if any) and the trustee for the holders of the Convertible Notes.

“Convertible Notes” means up to $230,000,000 of senior unsecured convertible notes of Holdings due 2017 issued on or prior to September 28, 2012 pursuant to the Convertible Note Indenture.

“Liquidity Condition” means, with respect to a contemplated payment (other than in common stock) by any Loan Party or any of its Subsidiaries under the Convertible Note Indenture (other than regularly scheduled payments of interest) or the Convertible Note Hedge Transactions (other than payments under the Warrant Transaction that are required by the terms of the Warrant Transaction to be made in cash), that (i) before and after giving effect to such payment, no Default shall have occurred and be continuing and (ii) after giving effect to such payment, the Borrowers and their Subsidiaries shall have at least $150,000,000 of any combination of (A) unrestricted cash and Cash Equivalents and (B) unused Revolving Credit Commitments which are available to be drawn.

“Performance Letter of Credit” means a letter of credit qualifying as a “performance-based standby letter of credit” under 12 C.F.R. Part 3, Appendix A, Section 3(b)(2)(i) or any successor U.S. Comptroller of the Currency regulation.

“Warrant Transactions” means, collectively, the transactions contemplated by each of the warrant transaction confirmation letter agreements (the “Base Warrant

Transaction Confirmation Letter Agreements”) to be dated on or following the Amendment No. 1 Effective Date (the date on which such letter agreements are executed, the “Original Warrant Date”) entered into between Holdings and one or more financial institutions, and the transactions contemplated by any additional warrant transaction confirmation letter agreements (together with the Base Warrant Transaction Confirmation Letter Agreements, the “Warrant Transaction Confirmation Letter Agreements”) entered into between Holdings and one or more financial institutions on or before the 30th day immediately following the Original Warrant Date, in each case, substantially in the form provided to the Administrative Agent on or prior to the Amendment No. 1 Effective Date, as such agreements are amended, supplemented or otherwise modified from time to time, provided that no such amendment, supplement or modification that is (x) materially adverse to the Lenders hereunder or (y) that materially increases the cash obligations of Holdings under such agreements shall be permitted.

(i)            Article VI is amended by inserting immediately after Section 6.18 thereto the following new Section 6.19:

(i)            “Amendment No. 1. Pay to the Administrative Agent at or prior to 3:00 p.m. (New York City time) on September 28, 2012 (a) for the account of each Lender that executes and delivers a signed counterpart of Amendment No. 1 at or prior to 12 p.m. (New York City time) on September 28, 2012, a fee of 12.5 basis points calculated on the sum of such Lender’s Term Loans and Revolving Credit Commitment then in effect under this Agreement, (b) all reasonable, documented out-of-pocket expenses of the Administrative Agent and MLPFS (including, without limitation, the reasonable fees and disbursements of Shearman & Sterling LLP as counsel to the Administrative Agent which have been invoiced on or prior to September 26, 2012) in connection with the preparation, execution and delivery of Amendment No. 1 and (c) the fees contemplated by the fee letter dated as of September 24, 2012 among Holdings, the Administrative Agent and MLPFS”

(j)            Section 7.01(x)(ii) is amended by inserting the phrase “at any one time outstanding” immediately after the number “$35,000,000”.

(k)           Section 7.02(f) is amended as follows:

(i)            by inserting, immediately after the phrase “in each case” where it appears in the third line thereof, the following: “(other than with respect to the Convertible Notes)”, and

(ii)           by inserting the following proviso at the end of clause (y) thereof: “provided, that the Convertible Notes may provide, on the terms set forth in the Convertible Notes Indenture, for (I) conversion thereof into cash, Equity Interests or a combination thereof and (II) a customary put option for any holder thereof upon the occurrence of any fundamental change or similar event”

(l)            Section 7.03(k) is amended by inserting at the end thereof, immediately before the semi-colon, “and, in the case of Holdings, any Convertible Notes Hedge Transaction”.

(m)          Section 7.06 is amended as follows:

(i)            by deleting from the introduction thereto the phrase “or issue or sell any Equity Interest or accept any capital contribution”; and

(ii)           by inserting at the end thereof the following new clause (k):

“(k)         Holdings may enter into, consummate and perform its obligations under any Convertible Notes Hedge Transaction but may not settle any Warrant Transaction other than by delivery of common stock (and cash in lieu of fractional shares of stock) of Holdings unless (x) the Warrant Transaction Confirmation Letter Agreements require settlement in cash or (y) the Liquidity Condition is satisfied.”

(n)           Section 7.06(c) is amended by inserting at the end thereof, immediately before the semi-colon, “(excluding the entering into of any Warrant Transaction)”:

(o)           Section 7.14 is amended by inserting at the end thereof the following language: “and, in the case of Holdings, any payment that is not prohibited under Section 7.06 (i) of any principal of the Convertible Notes and (ii) in respect of any conversion value in excess of the principal amount of the Convertible Notes, in each case, upon the conversion thereof; provided that, for the avoidance of doubt, Holdings may satisfy any obligation in respect of the conversion value due upon conversion of the Convertible Notes by delivering common stock (and paying cash in lieu of any fractional shares of stock); provided further, that for the avoidance of doubt, any satisfaction of any payment obligation by means of the conversion of such obligation into Equity Interests (other than Disqualified Equity Interests) is not subject to this Section 7.14 as a prepayment, redemption, purchase, defeasance, satisfaction or payment.”

(p)           Section 7.16(a) is amended as follows:

(i)            by inserting, immediately after the phrase “a Subsidiary of Holdings” at the end of clause (viii) thereof, the following: “, (ix) the issuance and performance of its obligations under the Convertible Notes, (x) entering into and performing its obligations under the Convertible Notes Hedge Transaction”, and

(ii)           by amending and restating clause (ix) in its entirety to read as follows:

“(xi) activities incidental to the business or activities described in clauses (i) through (x) of this Section 7.16(a).”

(q)           Section 8.01(e) is amended by inserting at the end thereof the following new clause (iii):

“; or (iii) the occurrence of any mandatory payment requirement that Holdings pay cash upon any termination, cancellation or early unwind of any agreements contemplated by the Warrant Transactions to the extent that (x) the aggregate amount of such mandatory payment is greater than the amount of any concurrent payment or payments received by Holdings in connection with the termination, cancellation or early unwind of any Call Option Transactions (such difference the “Hedge Payment”) and (y) the Hedge Payment is greater than the Threshold Amount; or”

SECTION 2.           Conditions of Effectiveness. This Amendment shall become effective as of the date first above written (the “Amendment No. 1 Effective Date”) when, and only when, on or before September 24, 2012:

(a)   the Agent shall have received counterparts of this Amendment executed by Holdings, each Borrower and the Required Lenders or, as to any of the Lenders, advice satisfactory to the Agent that such Lender has executed this Amendment and the consent attached hereto executed by each Grantor; and

(b)   the Agent shall have received a certificate of a Responsible Officer of the U.S. Borrower stating that (i) no event has occurred and is continuing that constitutes a Default and (ii) the representations and warranties contained in Section 3 and in Article V of the Credit Agreement are correct in all material respects on and as of the date of such certificate as though made on and as of such date other than any such representations or warranties that, by their terms, refer to a date other than the date of such certificate, in which case, as of such other date.

The effectiveness of this Amendment is conditioned upon the accuracy of the factual matters described herein. This Amendment is subject to the provisions of Section 11.03 of the Credit Agreement.

SECTION 3.           Representations and Warranties of the Borrower Each of Holdings and each Borrower represents and warrants as follows:

(a)           The execution, delivery and performance by each Loan Party of this Amendment has been duly authorized by all necessary corporate or other organizational action, and does not and will not (i) contravene the terms of any of such Person’s Organization Documents; (ii) conflict with or result in any breach or contravention of, or the creation of any Lien (other than a Lien permitted under the Credit Agreement) under, or require any payment to be made under (x) any Contractual Obligation to which such Person is a party or affecting such Person or the properties of such Person or any of its Subsidiaries or (y) any order, injunction, writ or decree of any Governmental Authority or any arbitral award to which such Person or its property is subject; or (iii) violate any applicable Law, except with respect to any breach or contravention or payment or creation of Liens referred to in clause (ii) or any violation of applicable Law referred to in clause (iii), to the extent that such conflict, breach, contravention, payment, creation of Lien or violation could not reasonably be expected to have a Material Adverse Effect.

(b)           No approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority or any other Person is necessary or required in connection with the execution, delivery or performance by, or enforcement against, any Loan Party of this Amendment, except for (i) the approvals, consents, exemptions, authorizations, actions, notices and filings which have been duly obtained, taken, given or made and are in full force and effect, (ii) filings with the SEC, including a Current Report on Form 8-K, and (iii) those other approvals, consents, exemptions, authorizations or other actions, notices or filings, the failure of which to obtain or make could not reasonably be expected to have a Material Adverse Effect.

(c)           This Amendment has been duly executed and delivered by each Loan Party that is party hereto. This Amendment constitutes a legal, valid and binding obligation of such Loan Party, enforceable against each Loan Party that is party hereto in accordance with its terms, except as such enforceability may be limited by Debtor Relief Laws and general principles of equity.

SECTION 4.           Reference to and Effect on the Loan Documents. (a) On and after the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the Notes and each of the other Loan Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by this Amendment.

(b)   The Credit Agreement and each of the other Loan Documents, as specifically amended by this Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. Without limiting the generality of the foregoing, the Collateral Documents and all of the Collateral described therein do and shall continue to secure the payment of all Obligations of the Loan Parties under the Loan Documents, in each case as amended by this Amendment.

(c)   The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents

SECTION 5.           Costs, Expenses The Borrower agrees to pay on demand all costs and expenses of the Agent in connection with the preparation, execution, delivery and administration, modification and amendment of this Amendment and the other instruments and documents to be delivered hereunder (including, without limitation, the reasonable fees and expenses of counsel for the Agent) in accordance with the terms of Section 11.04 of the Credit Agreement.

SECTION 6.           Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.

SECTION 7.           Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

[signature page follows]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

GT ADVANCED TECHNOLOGIES INC., as Holdings

By	/s/ Hoil Kim
Name: Hoil Kim
Title: Vice President, General Counsel and
Secretary

GTAT CORPORATION, as U.S. Borrower

By	/s/ Hoil Kim
Name: Hoil Kim
Title: Vice President, General Counsel and
Secretary

GT ADVANCED TECHNOLOGIES LIMITED, as Hong Kong Borrower

By	/s/ Hoil Kim
Name: Hoil Kim
Title: Vice President, General Counsel and
Secretary

BANK OF AMERICA, N.A.,
as Agent and as Lender

By	/s/ Jeannette Lu
Name: Jeannette Lu
Title: Vice President

[Amendment No. 1 Signature Page]

RBS Citizens, N.A., as a Lender

By	/s/ Timothy J. Whitaker
Name: Timothy J. Whitaker
Title: Senior Vice President

[Amendment No. 1 Signature Page]

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as a Lender

By	/s/ Ari Bruger
Name: Ari Bruger
Title: Senior Vice President

By	/s/ Kevin Buddhdew
Name: Kevin Buddhdew
Title: Associate

[Amendment No. 1 Signature Page]

Sovereign Bank, as a Lender

By	/s/ Karen Ng
Name: Karen Ng
Title: Senior Vice President

[Amendment No. 1 Signature Page]

UBS AG, STAMFORD BRANCH, as a Lender

By	/s/ Irja R. Otsa
Name: Irja R. Otsa
Title: Associate Director

By	/s/ Joselin Fernandes
Name: Joselin Fernandes
Title: Associate Director

[Amendment No. 1 Signature Page]

MORGAN STANLEY SENIOR FUNDING, INC., as a Lender

By	/s/ William Jones
Name: William Jones
Title: Vice President

[Amendment No. 1 Signature Page]

First Niagara Bank, N.A., as a Lender

By	/s/ Robert Dellatorre
Name: Robert Dellatorre
Title: Vice President

[Amendment No. 1 Signature Page]

PEOPLE’S UNITED BANK, as a Lender

By	/s/ Mark F. Leonardi
Name: Mark F. Leonardi
Title: Senior Vice President

[Amendment No. 1 Signature Page]

Flagstar Bank, FSB, as a Term Lender, U.S. Revolving Credit Lender and Hong Kong Revolving Credit Lender,

By	/s/ Levi Richardson
Name: Levi Richardson
Title: Senior Vice President

[Amendment No. 1 Signature Page]

Siemens Financial Services, as a Lender

By	/s/ Maria Levy
Name: Maria Levy
Title: Vice President

By	/s/ Michael Zion
Name: Michael Zion
Title: Portfolio Manager

[Amendment No. 1 Signature Page]

CONSENT

Dated as of September 24, 2012

The undersigned, as Grantors and Guarantors under the U.S. Security Agreement dated January 31, 2012 or the Hong Kong Security Agreement dated January 31, 2012 (collectively, the “Security Agreements”) and as Guarantor under U.S. Guaranty dated January 31, 2012 or the Hong Kong Guaranty dated January 31, 2012 (collectively, the “Guaranties”) in favor of the Agent for its benefit and the benefit of the Lenders parties to the Credit Agreement referred to in the foregoing Amendment, hereby consents to such Amendment and hereby confirms and agrees that (a) notwithstanding the effectiveness of such Amendment, each Guaranty to which such Guarantor is a party is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects, except that, on and after the effectiveness of such Amendment, each reference in the Security Agreement to the “Credit Agreement”, “thereunder”, “thereof” or words of like import shall mean and be a reference to the Credit Agreement, as amended by such Amendment, and (b) the Collateral Documents to which such Grantor is a party and all of the Collateral described therein do, and shall continue to, secure the payment of the applicable Secured Obligations (in each case, as defined therein).

GT ADVANCED TECHNOLOGIES INC.

By:	/s/ Hoil Kim
Name:	Hoil Kim
Title:	Vice President, General Counsel and Secretary

GTAT CORPORATION

By:	/s/ Hoil Kim
Name:	Hoil Kim
Title:	Vice President, General Counsel and Secretary

GT CRYSTAL SYSTEMS, LLC

By:	/s/ Hoil Kim
Name:	Hoil Kim
Title:	Vice President, General Counsel and Secretary

[Amendment No. 1 Consent]

GT EQUIPMENT HOLDINGS, INC.

By:	/s/ Hoil Kim
Name:	Hoil Kim
Title:	Vice President and Secretary

LINDBERGH ACQUISITION CORP

By:	/s/ Hoil Kim
Name:	Hoil Kim
Title:	Vice President and Secretary

GT ADVANCED CZ LLC

By:	/s/ Hoil Kim
Name:	Hoil Kim
Title:	Vice President, General Counsel and Secretary

GT ADVANCED TECHNOLOGIES LIMITED

By:	/s/ Hoil Kim
Name:	Hoil Kim
Title:	Director

[Amendment No. 1 Consent]